Capital and premiums	12 Months Ended
Dec. 31, 2023
Capital and premiums.
Capital and premiums

Note 11: Capital and premiums

	December 31,
	2021	2022	2023
Share capital (in thousand of euros)	27,191	47,660	2,081
Number of outstanding shares	135,953,657	238,297,642	1,040,482,402
Nominal value per share (in euros)	€0.20	€0.20	€0.002

On December 31, 2023, the Company’s share capital stood at 2,080,964.81 euros, in the form of 1,040,482,402 fully paid-up shares with a par value of 0.002 euros each.

On April 17, 2023, the Board of Directors decided on an initial capital reduction motivated by losses, for a total amount of €59.2 million, by reducing the par value per share from €0.20 to €0.01, by deduction from retained earnings. On October 19, 2023, the Chief Executive Officer, acting on a delegation of authority from the Board of Directors on September 27, 2023, decided on a second capital reduction motivated by losses, for a total of €6 million, by reducing the par value of each share from €0.01 to €0.002, by deduction from retained earnings.

Capital movements for the 2023 financial year were as follows:

		Nominal amount
	Number of shares	(in thousands of euros)
Capital on December 31, 2022	238,297,642	47,660
May 11, 2023 private placement (1)	103,717,811	1,037
July 18, 2023 private placement (2)	50,500,000	505
Exercise of pre-funded share subscription warrants (2)	82,833,400	828
November 20, 2023 capital increase (3)	210,733,955	421
Conversion of convertible bonds (4)	350,334,130	16,772
Exercise of share warrants (5)	2,486,504	5
Definitive acquisition of bonus shares (6)	1,578,960	16
Total impact of nominal reduction	—	65,163
Capital on December 31, 2023	1,040,482,402	2,081
(1)	Capital increase by private placement combined with a public proposal, for a net amount of 1,963 thousand euros, (including 339 thousand euros in capital increase costs) through the issue of 103,717,811 new ordinary shares with a par value of 0.01 euro. This operation represents a capital increase of 1,037 thousand euros and additional paid-in capital of 926 thousand euros.
(2)	Capital increase by registered direct placement for a gross amount of $3.8 million, equivalent to €3.4 million. This transaction involved the purchase and sale of 1,333,334 units, each consisting of one (1) American Depositary Share (“ADS”) or one (1) pre-funded warrant entitling the holder to one (1) ADS (the “Pre-Funded Warrants”), and one (1) warrant (the “Ordinary Warrant”) entitling the holder to one (1) ADS, at a purchase price of $2.85 per unit with an ADS and $2.84 per unit with a Pre-Funded Warrant. Each ADS represented the right to receive one hundred new ordinary shares in the Company, with a par value of €0.01 per share. The issue of the 50,500,000 new ordinary shares underlying the ADSs resulted in a capital increase of 505 thousand euros and a share premium of 773 thousand euros. All pre-funded warrants, representing 82,833,400 new ordinary shares, were exercised during the year, resulting in a capital increase of a nominal amount of 828 thousand euros. The costs related to the transaction were charged to equity (deduction from the share premium).
(3)	Capital increase with shareholders’ pre-emptive rights maintained, through the issue of 210,733,954 shares with redeemable share subscription warrants (ABSARs), for a total amount (including share premium) of approximately 1.96 million euros, representing a cash capital increase of 421 thousand euros and a share premium of 1,538 thousand euros.
(4)	250 bonds held by Atlas Capital were converted into new shares, resulting in the issue of 350,334,130 shares, representing a capital increase of 16,772 thousand euros and share premium of (10,522) thousand euros (based on the fair value of the shares issued at the conversion date).
(5)	Following the exercise of warrants during the period, share capital was increased by 5 thousand euros through the issue of 2,486,504 new shares, with a total share premium of 26 thousand euros.
(6)	1,578,960 bonus shares were definitively acquired during the year, resulting in a capital increase of 16 thousand euros.

Changes in capital for the year ended December 31, 2022:

During the year ended December 31, 2022, 396 bonds held by Atlas were converted into new shares generating the issuance of 93,189,046 shares with a share price of €0.20, representing a capital increase of €18,638 thousand and an issue premium of €(7,798) thousand (based on the fair value of shares issued at the date of conversion).

Following the exercise of warrants and acquisition of free shares during the period, the share capital was increased by €1,831 thousand through the issuance of 9,154,939 new shares (22,960 related to the warrants and 9,131,979 related to free shares), with a premium totaling €(1,823) thousand.

In total, the share capital was increased by €20,469 thousand through the issue of 102,343,985 new shares, with an issue premium of a total amount of €(9,621) thousand.

Changes in capital for the year ended December 31, 2021:

On February 12, 2021, Biophytis announced the closing of the ADS Offering. The gross proceeds from the Offering were $20,100 thousand (€16,584 thousand, using the exchange rate of €1.00 = $1.212 on February 12, 2021, the closing date) and the aggregate net proceeds to Biophytis, after deducting underwriting discounts and commissions, management fee, and other offering expenses payable by the Company, were approximately $16.35 million (€13.49 million, using the exchange rate of €1.00 = $1.212 on February 12, 2021, the closing date). All of the securities sold in the Offering were offered by Biophytis. This transaction generated the issuance of 12,000,000 shares representing a share capital increase of €2,400 thousand and an issue premium of €14,184 thousand.

On July 30, 2021, 4,950,000 new shares were issued to Negma generating a share capital increase of €990 thousand and an issue premium of €2,629 thousand (see Note 12.2.1).

During the year ended December 31, 2021, 376 bonds held by Atlas were converted into new shares generating the issuance of 16,379,256 shares with a share price of €0.20, representing a capital increase of €3,276 thousand and an issue premium of €7,664 thousand (based on the fair value of shares issued at the date of conversion).

The costs incurred during the period by the Company in connection with the Initial Public Offering on Nasdaq Capital Market in February 2021 were recognized as a reduction from shareholders’ equity for €2,099 thousand.

Following the exercise of warrants during the period, the share capital was increased by €373 thousand through the issuance of 1,867,304 new shares, with a premium totaling €369 thousand.

Own shares

Under the liquidity contract signed with Invest Securities, the Company held 1,674,279 treasury shares on December 31, 2023, valued at 9 thousand euros and deducted from shareholder equity. The unused portion of the liquidity contract is recorded under Cash and marketable securities for a total amount of 26 thousand euros on December 31, 2023, compared with 38 thousand euros on December 31, 2022.

Share premium

The Annual General Meeting of April 17, 2023 decided to increase the “share premium” account by 20,428 thousand euros, with a corresponding adjustment to the “Retained earnings” account.

Distribution of dividends

The Company did not distribute any dividends during the years ended December 31, 2021, 2022 and 2023, respectively.